                                                                    Exhibit 99.1


PROXY                              SPSS INC.                               PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 26, 2001


The undersigned stockholder hereby constitutes Jack Noonan and Edward Hamburg proxies, with full authority and hereby revoking all other proxies heretofore given with respect to such stock, which may be exercised by either one or both of them, with power of substitution, to vote and act for the undersigned at the Special Meeting of Stockholders of SPSS Inc. ("SPSS") to be held at the offices of SPSS, 233 South Wacker Drive, Chicago, Illinois, at 10:00 a.m. (local time) on February 26, 2001 (the "Meeting"), and at any adjournment thereof, as designated herein, and the proxies are authorized to vote in their discretion upon such other business as may properly come before the Meeting.

     New Address:
                 -----------------------------------

     -----------------------------------------------

     -----------------------------------------------


     PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                 (Continued and to be signed on reverse side.)


--------------------------------------------------------------------------------

                                                             SPSS INC.

                             PLEASE MARK VOTE IN OVAL AT THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

[                                                                                                                                  ]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

                                         FOR     AGAINST    ABSTAIN                                        FOR   AGAINST    ABSTAIN
1. A proposal to approve and adopt                                    3. A proposal to approve the
   the Agreement and Plan of Merger.     [ ]       [ ]        [ ]        2000 Equity Incentive Plan.       [ ]     [ ]        [ ]


2. A proposal to approve the issuance    FOR     AGAINST    ABSTAIN   4. A proposal to approve the 2000    FOR   AGAINST    ABSTAIN
   of shares of SPSS common stock in                                     Qualified and Nonqualified
   connection with the merger.           [ ]       [ ]        [ ]        Employee Stock Purchase Plans.    [ ]     [ ]        [ ]


                                                                      Check here if you plan to attend
                                                                      the meeting.                         [ ]

                                                                      Check here for address change.       [ ]

                                                                      This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no
                                                                      direction is made, this proxy will be voted FOR all proposals.


                                                                                               Dated:                         , 2001
                                                                                                     -------------------------

                                                                      Signature(s)
                                                                                  --------------------------------------------------

                                                                      --------------------------------------------------------------
                                                                      Please sign exactly as name appears hereon. Joint owners
                                                                      should each sign personally. Executors, trustees, officers, etc., should indicate their titles when signing.

------------------------------------------------------------------------------------------------------------------------------------
                                                      - FOLD AND DETACH HERE -



                                                      YOUR VOTE IS IMPORTANT!



                                               PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                USING THE ENCLOSED RETURN ENVELOPE.

